Supplement to the
Strategic Advisers® Income Opportunities Fund
April 29, 2021
STATEMENT OF  ADDITIONAL INFORMATION

The following information replaces similar information found in the “Fund Holdings Information” section.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

SRQB-21-011.926383.108	September 30, 2021